Non-Cash Investing and Financing Activities for Statements of Cash Flows (Tables)	12 Months Ended
Jun. 30, 2015
Non-cash Investing And Financing Activities For Statements Of Cash Flows Tables
Schedule of Cash Flow, Supplemental Disclosures

The below table represents supplemental information to the Company's consolidated statements of cash flows for non-cash activities during the years ended June 30, 2015 and 2014, respectively.

	Years Ended
	June 30,
	2015	2014
(Increase) decrease in non-cash net assets of subsidiary due to foreign currency translation gain (loss)	$(3,427,922)	$435,069

Fair value of assets acquired	60,937,152	-
Cash paid for the acquisition	(27,000,000)	-
Promissory note issued	(10,000,000)	-
Contingent consideration issued	(2,004,000)	-
Amount payable to seller	(9,684,646)	-
Liabilities assumed	$12,248,506	$-